Investment in an Equity Security	12 Months Ended
Dec. 31, 2024
Investment in an Equity Security [Abstract]
INVESTMENT IN AN EQUITY SECURITY

13. INVESTMENT IN AN EQUITY SECURITY

During the year ended December 31, 2021, the Company made an investment of $150,000 in Elite Ivy Investment LLC (“Elite Ivy”), accounting for 0.6% of the investee. During the year ended December 31, 2023 and 2022, the Company has reinvested $13,408 and $2,463, respectively, of dividend and the total initial investment changed to $165,871, accounting for 0.7% ownership as of December 31, 2023. Elite Ivy was mainly engaged in investments in equities, options, futures, debt securities and commodities, and interim investments in money market or equivalent instruments. The Company can withdraw the investment after six months of the investment.

As a practical expedient, the Company uses Net Asset Value (“NAV”) or its equivalent to measure the fair value of the investment in the Elite Ivy. For the years ended December 31, 2023 and 2022, the Company recorded upward adjustments of $81,625 and downward adjustment of $65,394 on the investment.

The Company considers both qualitative and quantitative factors that may have a significant effect on the fair value of the equity security. For the year ended December 31, 2023 and 2022, the Company did not record impairment against the investment. The Company withdrew the investment in June 2024 and received $195,169 and recorded $29,298 upward adjustment on the investment for the year ended December 31, 2024.